Exhibit (J) under Form N-1A
                                          Exhibit 23 under Item 601/Reg SK


                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information, and to the use of our reports dated March 31, 2000, in Post-Effective Amendment Number 31 to the Registration Statement (Form N-1A No. 2-75769) of Federated U.S. Government Securities Fund: 2-5 Years dated March 31, 2000.

                                          /s/  Ernst & Young
                                          ERNST & YOUNG LLP

Boston, Massachusetts
March 24, 2000